UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 17, 2015, KB Home (the “Company”) completed its offering of $250,000,000 in aggregate principal amount of its 7.625% Senior Notes due 2023 (the “Notes”). The Company filed a prospectus supplement, dated February 11, 2015, under its Registration Statement on Form S-3ASR (No. 333-197517) with respect to the offering of the Notes. Exhibits are filed herewith in connection with the issuance of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.29	Officers’ Certificate and Guarantors’ Officers’ Certificate dated February 17, 2015, establishing the form and terms of the Notes.

4.30	Form of 7.625% Senior Note due 2023.

5.3	Opinion of Munger, Tolles & Olson LLP.

5.4	Opinion of Parsons Behle & Latimer.

5.5	Opinion of Graves, Dougherty, Hearon & Moody, P.C.

5.6	Opinion of Ballard Spahr LLP.

5.7	Opinion of Fox Rothschild LLP.

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015

KB Home

By:	/s/ BRIAN J. WORAM
Brian J. Woram
Executive Vice President and General Counsel
Registered In-House Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.29	Officers’ Certificate and Guarantors’ Officers’ Certificate dated February 17, 2015, establishing the form and terms of the Notes.

4.30	Form of 7.625% Senior Note due 2023.

5.3	Opinion of Munger, Tolles & Olson LLP.

5.4	Opinion of Parsons Behle & Latimer.

5.5	Opinion of Graves, Dougherty, Hearon & Moody, P.C.

5.6	Opinion of Ballard Spahr LLP.

5.7	Opinion of Fox Rothschild LLP.

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).